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                                                                    Exhibit 10.4


                                      PROXY

Principal: Tianqiao Chen
ID Number: 310110730516681
Address: Room 203, Number 29, 1635 Nong, South Pudong Road, Pudong New Area, Shanghai, PRC

Agent: Haibin Qu
ID Number: 630104740730061
Address: Room 402, 118 Haibin Xincun, Baoshan District, Shanghai, PRC

       The undersigned, Tianqiao Chen, being a citizen of the People's Republic of China, hereby grants an irrevocable proxy to Mr. Haibin Qu to exercise as a shareholder of Shanghai Shanda Networking Co., Ltd. ("Shanda Networking") the right to appoint directors, the general manager and other officers of Shanda Networking during shareholders' meetings of Shanda Networking within the term of this Proxy.

       The proxy granted hereby shall be conditioned upon the employment relationship between Mr. Haibin Qu and Shengqu Information Technology (Shanghai) Co., Ltd. ("Shengqu") and shall be subject to Shengqu's consent. Once Mr. Haibin Qu ceases to be an employee of Shengqu or Shengqu delivers a written notice to the undersigned requesting a termination of this proxy, the undersigned shall revoke the proxy granted hereunder immediately and grant the rights and powers provided hereunder to another PRC citizen employed and designated by Shengqu.

       In exercising the rights and powers provided hereunder, Mr. Haibin Qu shall act with due care and diligence pursuant to this proxy and applicable laws, and shall indemnify and keep the undersigned harmless from any loss or damage caused by any action in connection with the exercise of any rights provided hereunder (unless such loss or damage is caused by any intentional or material negligent actions of the undersigned).

       The term of this Proxy shall be 20 years from the execution date of this Proxy.


                                                                ---------------
                                                                 Tianqiao Chen
                                                                  [signature]

                                                                  Dec 30, 2004